Exhibit 10.1

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of October 5, 2023, by and between Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 9, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $306,000,000 from the net proceeds of the Offering and the sale of private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Class A Ordinary Shares included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of November 4, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, pursuant to Section 6(c) of the Original Agreement, the Original Agreement may be changed, amended or modified by a writing signed by each of the Company and the Trustee;

WHEREAS, the Company previously instructed the Trustee to transfer the funds in the Trust Account to an interest-bearing bank deposit account; and

WHEREAS, the Company and the Trustee desire to amend the Original Agreement in order to facilitate the transfer of funds in the Trust Account to an interest-bearing bank deposit account.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Trustee agree as follows:

1. Amendments to Trust Agreement

(a) Section 1(c) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(c) In a timely manner, upon the written instruction of the Company, (i) hold funds uninvested, (ii) hold funds in an interest-bearing bank demand deposit account or (iii) invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; while the trustee funds are invested or uninvested, the Trustee may earn bank credits or other consideration;

2. Miscellaneous Provisions.

(a) Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

RIGEL RESOURCE ACQUISITION CORP

By:	/s/ Jonathan Lamb
Name:	Jonathan Lamb
Title:	Chief Executive Officer

[Signature Page to IMTA Amendment No. 1]

3